UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 30, 2024

Victory Capital Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38388	32-0402956
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

15935 La Cantera Parkway, San Antonio, TX	78256
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (216) 898-2400

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01	VCTR	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed, on July 8, 2024, Victory Capital Holdings, Inc. (“we”, “Victory”, or “Victory Capital”), entered into a Contribution Agreement (the “Contribution Agreement”) with Amundi Asset Management S.A.S., a French sociéte par actions simplifiée (“Amundi”), and solely for certain purposes set forth in the Contribution Agreement, Amundi S.A., a French sociéte anonyme, pursuant to which, upon the terms and subject to the conditions set forth therein, Amundi will contribute (the “Contribution”) to Victory all of the shares of Amundi Holdings US, Inc., a Delaware corporation (“Amundi US”), resulting in Victory acquiring Amundi US and Amundi US becoming a wholly owned subsidiary of Victory. In exchange for the Contribution, Victory will issue to Amundi (a) a number of newly issued shares of common stock, par value $0.01 per share, of Victory (“Victory Common Stock”) representing 4.9% of the number of issued and outstanding shares of Victory Common Stock, after giving effect to that issuance, and (b) a number of newly issued shares of a new series of nonvoting convertible preferred stock, par value $0.01 per share, of Victory, which will be designated as Series A Non-Voting Convertible Preferred Stock (“Victory Preferred Stock”) and which, together with the shares of Victory Common Stock issued to Amundi, will in the aggregate represent 26.1% of Victory’s fully diluted shares after giving effect to such issuances (such issuances of Victory Common Stock and Victory Preferred Stock collectively, subject to adjustment as contemplated in the Contribution Agreement, the “Share Issuance”). Victory must obtain the approval of its stockholders for the issuance of these shares to Amundi in connection with the Contribution. Such approval, along with other customary closing conditions, is a condition to closing the Contribution.  On August 20, 2024, Victory filed with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement (the “Preliminary Proxy Statement”), and on September 6, 2024, Victory filed with the SEC a definitive proxy statement (the “Proxy Statement”), in each case in connection with the Contribution.

As of September 30, 2024, two complaints have been filed in the Supreme Court of the State of New York, New York County by purported Victory stockholders against Victory and the members of the Victory board of directors (the “Board”) in connection with the Contribution: Kent v. Victory Capital Holdings, Inc., et al., Index No. 654929/2024 (filed September 19, 2024) and Lawrence v. Victory Capital Holdings, Inc., et al., Index No. 654920/2024 (filed September 19, 2024) (collectively, the “Stockholder Litigation”).  The complaints in the Stockholder Litigation include allegations that, among other things, the defendants caused to be filed a materially incomplete and misleading Proxy Statement with the SEC relating to the proposed Contribution and assert claims for alleged negligent misrepresentation and concealment and negligence under New York common law.  Additionally, since the filing of the Preliminary Proxy Statement, Victory received five demand letters from purported Victory stockholders alleging similar insufficiencies in the disclosures in the Preliminary Proxy Statement and/or the Proxy Statement (such letters, the “Demand Letters,” and together with the Stockholder Litigation, the “Litigation Matters”).

The plaintiffs in the Stockholder Litigation seek various remedies, which include, among other things: (i) enjoining the defendants from consummating the proposed Contribution until the defendants disclose certain allegedly material information that was allegedly omitted from the Proxy Statement; (ii) in the event that the proposed Contribution is consummated, rescinding it or awarding actual and punitive damages to the plaintiffs; (iii) awarding the plaintiffs fees and expenses in connection with the Stockholder Litigation, including reasonable attorneys’ and experts’ fees and expenses; and (iv) granting such other and further relief as the court may deem just and proper.

Victory believes that the allegations contained in the Litigation Matters are without merit, that the disclosures in the Proxy Statement comply with applicable laws, and that no further disclosures are required to supplement the Proxy Statement under applicable laws.  However, in order to avoid the risk of the Litigation Matters delaying or adversely affecting the Contribution and to minimize the costs, risks and uncertainties inherent in litigation, and without admitting any liability or wrongdoing, Victory has determined to voluntarily make the following supplemental disclosures to the Proxy Statement, as described in this Current Report on Form 8-K.  Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, Victory specifically denies all allegations in the Litigation Matters and that any additional disclosure was or is required.

These supplemental disclosures will not change the consideration to be paid to Amundi in exchange for the Contribution or the timing of the special meeting of Victory stockholders (the “Special Meeting”) to be held on October 11, 2024, at 8:00 a.m. Eastern Time virtually via the internet at www.virtualshareholdermeeting.com/VCTR2024SM. The Board continues to recommend that Victory stockholders vote “FOR” the proposals to be voted on at the Special Meeting described in the Proxy Statement.

Supplemental Disclosures to the Proxy Statement in Connection with the Litigation Matters

The following disclosures in this Current Report on Form 8-K supplement the disclosures contained in the Proxy Statement and should be read in conjunction with the disclosures contained in the Proxy Statement, which in turn should be read in its entirety. All page references are to the Proxy Statement and terms used below, unless otherwise defined, have the meanings ascribed to those terms in the Proxy Statement.

The disclosure in the section entitled “The Transaction” under the heading “Certain Financial Forecasts”, beginning on page 43 of the Proxy Statement, is hereby amended as follows:

The final paragraph beginning on page 43 and continuing to page 44, under the sub-heading “— Victory Projections”, is amended and restated by replacing such paragraph in its entirety with the following (with new text underlined and in bold):

However, in connection with the evaluation of the proposed transaction, Victory’s management prepared certain prospective financial information of Victory for the remainder of fiscal year 2024 and fiscal years 2025 through 2029 (which we collectively refer to as the “Victory Projections”). Such financial projections were prepared as of June 2024 on a standalone basis without giving effect to the proposed transaction or any Synergy Estimates. The Victory Projections were provided to the Victory board in connection with its evaluation of the proposed transaction and were also provided to PJT Partners, and directed for PJT Partners’ use in connection with its financial analyses and opinion, as described in more detail in the section of this document titled “The Transaction — Opinion of PJT Partners LP (Financial Advisor to Victory)” beginning on page 47.

The first paragraph on page 45, under the sub-heading “— Amundi US Projections”, is amended and restated by replacing such paragraph in its entirety with the following (with new text underlined and in bold):

In connection with the evaluation of the proposed transaction, Victory’s management prepared certain prospective financial information of Amundi US for the remainder of fiscal year 2024 and fiscal years 2025 through 2029 (which we collectively refer to as the “Amundi US Projections,” and together with the Victory Projections, the “Projections”). Such financial projections were prepared as of June 2024 on a standalone basis without giving effect to the proposed transaction or any Synergy Estimates. The Amundi US Projections were provided to the Victory board in connection with its evaluation of the proposed transaction and were also provided to PJT Partners, and directed for PJT Partners’ use in connection with its financial analyses and opinion, as described in more detail in the section of this document titled “Opinion of PJT Partners LP (Financial Advisor to Victory)” beginning on page 47.

The disclosure in the section entitled “The Transaction” under the heading “Opinion of PJT Partners LP (Financial Advisor to Victory)”, beginning on page 47 of the Proxy Statement, is hereby amended as follows:

The final paragraph beginning on page 50 and continuing to page 51 and the table thereunder, under the sub-heading “— Selected Comparable Company Analysis”, are amended and restated by replacing such paragraph and table in their entirety with the following (with new text underlined and in bold):

As part of its selected comparable company analysis, PJT Partners calculated and analyzed certain ratios and multiples, including: (1) price per share (“P”) as a multiple of estimated calendar year 2025 adjusted earnings per share (“Adj. EPS”) and (2) total enterprise value (calculated as the equity value based on approximately 66.7 million fully diluted shares of Victory common stock outstanding as of June 30, 2024 using the treasury stock method (as provided and approved for PJT Partners’ use by management of Victory), plus debt and other liabilities and less cash and cash equivalents, after giving effect to certain adjustments for non-controlling interests and equity investments) (“TEV”) as a multiple of estimated calendar year 2025 adjusted earnings before interest, taxes, depreciation and amortization (“Adj. EBITDA”). All of these calculations were performed and based on publicly available financial data, market data (including share prices) as of the close of trading on July 5, 2024, and consensus estimates derived from sell-side research and, for Victory, also based on Victory Projections. The results of this selected comparable company analysis are summarized below:

Selected Publicly Traded Companies
	Traditional Asset Managers				Multi-Boutiques
	Low	High	Median	Average	Low	High	Median	Average
P / CY2025E ADJ. EPS	7.8x	12.9x	9.6x	9.9x	6.2x	8.2x	7.2x	7.2x
TEV / CY2025E ADJ. EBITDA	5.5x	8.8x	7.7x	7.5x	6.2x	7.6x	6.9x	6.9x

The second full paragraph on page 52, under the sub-heading “— Discounted Cash Flow Analysis — Victory”, is amended and restated by replacing such paragraph in its entirety with the following (with new text underlined and in bold and deleted text marked with a strikethrough):

To calculate the estimated enterprise value of Victory using the discounted cash flow method, PJT Partners added (a) Victory’s projected after-tax unlevered free cash flows, on a standalone basis and assuming no synergies, for the period July 1, 2024 through December 31, 2028 based on the Projections described in the section titled “The Transaction — Certain Financial Forecasts” to (b) ranges of “terminal values” of Victory as of December 31, 2028, and discounted such amount to its present value using a range of selected discount rates. The after-tax unlevered free cash flows were calculated by taking the tax-affected earnings before interest and tax expense, adding depreciation and amortization, subtracting capital expenditures and adjusting for changes in working capital. The residual value of Victory at the end of the projection period, or “terminal value,” was estimated by applying an exit multiple range of 7.0x to 9.0x to Victory’s 2029E Adj. EBITDA from the Projections. The range of discount rates of 11.5% to 13.5% was ~~selected based on~~ derived from PJT Partners’ analysis of the weighted-average cost of capital of Victory, based on an analysis of Victory’s cost of equity using the capital asset pricing model, debt to equity ratio and cost of debt.

The fourth full paragraph on page 52, under the sub-heading “— Discounted Cash Flow Analysis — Victory”, is amended and restated by replacing such paragraph in its entirety with the following (with new text underlined and in bold and deleted text marked with a strikethrough):

PJT Partners then divided these implied equity values by ~~the~~ approximately 66.7 million fully diluted ~~number of~~ shares of Victory common stock outstanding as of June 30, 2024 using the treasury stock method (as provided and approved for PJT Partners’ use by management of Victory), to calculate an illustrative range of implied value per share of Victory common stock of approximately $34.75 to $47.75, which PJT Partners compared to (i) the closing price of Victory common stock on April 15, 2024 (the last trading day prior to announcement of the Non-Binding MOU) of $42.58 and (ii) the closing price of Victory common stock on July 5, 2024 (the last trading day prior to the date of PJT Partners’ opinion) of $47.53.

The final paragraph beginning on page 52 and continuing to page 53, under the sub-heading “— Discounted Cash Flow Analysis — Amundi US”, is amended and restated by replacing such paragraph in its entirety with the following (with new text underlined and in bold and deleted text marked with a strikethrough):

To calculate the estimated enterprise value of Amundi US using the discounted cash flow method, PJT Partners added (a) the projected after-tax unlevered free cash flows of Amundi US on a standalone basis and assuming no synergies, for the period July 1, 2024 through December 31, 2028 based on the Projections described in the section titled “The Transaction — Certain Financial Forecasts” to (b) ranges of “terminal values” of Amundi US as of December 31, 2028, and discounted such amount to its present value using a range of selected discount rates. The after-tax unlevered free cash flows were calculated by taking the tax-affected earnings before interest and tax expense, adding depreciation and amortization, subtracting capital expenditures and adjusting for changes in working capital. The residual value of Amundi US at the end of the projection period, or “terminal value,” was estimated by applying an exit multiple range of 6.0x to 8.0x to 2029E Adj. EBITDA for Amundi US from the Projections. The range of discount rates of 12.0% to 14.0% was ~~selected based on~~ derived from PJT Partners’ analysis of the weighted-average cost of capital of Amundi US, based on an analysis of Amundi US’s cost of equity using the capital asset pricing model and assumptions relating to debt to equity ratio and cost of debt based on financial metrics for the Selected Publicly Traded Companies. PJT Partners then calculated an illustrative range of implied equity values of Amundi US on a debt free and excess cash free basis. These calculations resulted in an illustrative range of implied equity values of Amundi US of approximately $950 million to $1,230 million. PJT Partners compared this range of implied equity values to estimates of the implied equity values of Amundi US of (i) $1,004 million as of April 15, 2024 (calculated as the value of Victory common stock to be issued in the contribution and share issuance based on the closing price of Victory common stock on April 15, 2024, the last trading day prior to the announcement of the Non-Binding MOU) and (ii) $1,119 million as of July 5, 2024 (calculated as the value of Victory common stock to be issued in the contribution and share issuance based on the closing price of Victory common stock on July 5, 2024, the last trading day prior to the date of PJT Partners’ opinion).

The fourth full paragraph on page 54, under the sub-heading “— Other Information”, is amended and restated by replacing such paragraph in its entirety with the following (with new text underlined and in bold):

PJT Partners is acting as one of Victory’s financial advisors in connection with the contribution and share issuance. As compensation for its services in connection with the contribution and share issuance, PJT Partners is entitled to receive from Victory $2.5 million, which was earned upon the delivery of PJT Partners’ opinion to the Victory board. Upon closing, PJT Partners is entitled to receive compensation of $1.5 million and Victory has agreed to pay PJT Partners a portion of a $9.0 million discretionary performance fee to be allocated between PJT Partners and BofA Securities, as will be determined by Victory at closing based on, among other things, Victory’s overall views of PJT Partners’ and BofA Securities’ performance. Victory has agreed to reimburse PJT Partners for out-of-pocket expenses and to indemnify PJT Partners for certain liabilities arising out of the performance of such services (including the rendering of PJT Partners’ opinion).

Forward Looking Statements

This report may contain forward-looking statements within the meaning of applicable U.S. federal and non-U.S. securities laws. These statements may include, without limitation, any statements preceded by, followed by or including words such as “target,” “believe,” “expect,” “aim,” “intend,” “may,” “anticipate,” “assume,” “budget,” “continue,” “estimate,” “future,” “objective,” “outlook,” “plan,” “potential,” “predict,” “project,” “will,” “can have,” “likely,” “should,” “would,” “could” and other words and terms of similar meaning or the negative thereof and include, but are not limited to, statements regarding the proposed Contribution and the outlook for Victory Capital’s or Amundi’s future business and financial performance. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors beyond Victory Capital’s and Amundi’s control and could cause Victory Capital’s and Amundi’s actual results, performance or achievements to be materially different from the expected results, performance or achievements expressed or implied by such forward-looking statements.

Although it is not possible to identify all such risks and factors, they include, among others, the following: risks that conditions to closing will fail to be satisfied and that the transaction will fail to close on the anticipated timeline, if at all; risks associated with the expected benefits, or impact on Victory Capital’s and Amundi’s respective businesses, of the proposed Contribution, including the ability to achieve any expected synergies; and other risks and factors relating to Victory Capital’s and Amundi’s respective businesses contained in their respective public filings.

Important Additional Information and Where to Find It

This communication is being issued in connection with the proposed acquisition of Amundi US by Victory. In connection with the Contribution, on September 6, 2024, Victory filed a definitive proxy statement with the SEC. The definitive version of the proxy statement was mailed to Victory’s stockholders.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTIONS CONTEMPLATED BY THE CONTRIBUTION AGREEMENT AND RELATED MATTERS.

Investors and security holders may obtain, free of charge, copies of the proxy statement and other documents that are filed or will be filed with the SEC by Victory through the website maintained by the SEC at www.sec.gov or the Investor Relations portion of Victory’s website at https://ir.vcm.com.

Participants in the Solicitation

Victory and certain of its directors, executive officers and other employees may be deemed to be “participants” in the solicitation of proxies from Victory’s stockholders with respect to the Special Meeting that will be held to consider and vote upon the approval of the Share Issuance in connection with the proposed acquisition of Amundi US by Victory. Additional information regarding the identity of the participants, and their respective direct and indirect interests in the transaction, by security holdings or otherwise, is set forth in Victory’s definitive proxy statement relating to the proposed Contribution, which was filed with the SEC on September 6, 2024. Information relating to Victory’s executive officers and directors can also be found in Victory’s proxy statement for its 2024 annual meeting of stockholders, which was filed with the SEC on March 28, 2024. Investors and security holders may obtain free copies of these documents using the sources indicated above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICTORY CAPITAL HOLDINGS, INC.

By:	/s/ Michael D. Policarpo
	Name:	Michael D. Policarpo
	Title:	President, Chief Financial Officer and Chief Administrative Officer

Date: September 30, 2024